EXHIBIT 99.1
[BUNGE LOGO]

                                       Media           Stewart Lindsay
                                       Contact:        Bunge Limited
                                                       1-914-684-3369
                                                       Stewart.Lindsay@Bunge.com


                Bunge Announces European Biodiesel Joint Venture

White Plains, NY - October 4, 2005 - Bunge Limited (NYSE: BG) announced that its European subsidiary, KBBV, and Diester Industrie received approval from the European Commission to create a joint venture specializing in the production and marketing of biodiesel (vegetable oil methyl ester). The new company will be called Diester Industrie International (DII).

DII will group together Bunge and Diester Industrie's biodiesel assets in Europe, except those in France. Diester Industrie will own 60 percent of the joint venture and Bunge 40 percent.

DII will develop its activities in Europe within the framework of the EU directive promoting biofuel use. This directive defines biofuel incorporation rates and fiscal support measures for the EU. DII will initially produce biofuels in Marl, Germany; Bruck, Austria; and Livorno, Italy. Total production capacity is expected to reach more than 430,000 tons. Bunge's European oilseed processing operations will supply a significant portion of the vegetable oil used by DII to create biodiesel.

"The creation of this joint venture is a step ahead to better meet the growing needs of biofuels in Europe," said Jean-Louis Gourbin, CEO, Bunge Europe. "In addition, it will better allow Bunge to supply vegetable oil for both food and non-food uses, for the benefit of all of our customers."

Diester Industrie is a subsidiary of Sofiproteol, a French group operating in the oilseed sector.

About Bunge Limited

Bunge Limited (www.Bunge.com) is an integrated, global agribusiness and food company operating in the farm-to-consumer food chain. Founded in 1818 and headquartered in White Plains, New York, Bunge has 25,000 employees and locations in 32 countries. Bunge is the world's leading oilseed processor, the largest producer and supplier of fertilizers to farmers in South America and the world's leading seller of bottled vegetable oils to consumers.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on

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historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "expect," "anticipate," "believe," "intend," "estimate," "continue" and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: our ability to complete, integrate and benefit from acquisitions, divestitures, joint ventures and strategic alliances; estimated demand for the commodities and other products that we sell and use in our business; industry conditions, including the cyclicality of the agribusiness industry and unpredictability of the weather; agricultural, economic and political conditions in the primary markets where we operate; and other economic, business, competitive and/or regulatory factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.





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